Supplement dated January 17, 2020, to the following prospectuses, each as previously amended or supplemented:

American Beacon Balanced Fund
American Beacon Garcia Hamilton Quality Bond Fund
American Beacon International Equity Fund
American Beacon Large Cap Value Fund
American Beacon Mid-Cap Value Fund
American Beacon Small Cap Value Fund
Prospectus dated February 28, 2019

American Beacon AHL Managed Futures Strategy Fund
American Beacon AHL TargetRisk Fund
American Beacon Bahl & Gaynor Small Cap Growth Fund
American Beacon Bridgeway Large Cap Growth Fund
American Beacon Bridgeway Large Cap Value Fund
American Beacon Stephens Mid-Cap Growth Fund
American Beacon Stephens Small Cap Growth Fund
Prospectuses dated April 30, 2019

American Beacon Acadian Emerging Markets Managed Volatility Fund
American Beacon Crescent Short Duration High Income Fund
Prospectus dated May 31, 2019

American Beacon Alpha Quant Core Fund
American Beacon Alpha Quant Dividend Fund
American Beacon Alpha Quant Quality Fund
American Beacon Alpha Quant Value Fund
American Beacon Shapiro Equity Opportunities Fund
American Beacon Shapiro SMID Cap Equity Fund
Prospectus dated October 28, 2019

American Beacon SiM High Yield Opportunities Fund
American Beacon The London Company Income Equity Fund
American Beacon Zebra Small Cap Equity Fund
Prospectus dated December 27, 2019

Effective January 17, 2020, the following changes are made to each Prospectus:

I.	The third paragraph under “Purchase and Redemption of Shares – Purchase Policies” is deleted and replaced with the following:

Fund shares may be purchased only in U.S. States and Territories in which they can be legally sold. Prospective investors should inquire as to whether Fund shares are available for offer and sale in their jurisdiction. Each Fund reserves the right to refuse purchases if, in the judgment of the Funds, the transaction would adversely affect the Funds and their shareholders. Each Fund has the right to reject any purchase order or cease offering any or all classes of shares at any time. The Funds reserve the right to require payment by wire. Checks to purchase shares are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. The Funds will not accept ‘‘starter’’ checks, credit card checks, money orders, cashier’s checks, or third-party checks.

II.	The third paragraph under “Purchase and Redemption of Shares – Redemption Policies” is deleted and replaced with the following:

Wire proceeds from redemption requests received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first) generally are transmitted to shareholders on the next day the Funds are open for business. In any event, proceeds from a redemption request will typically be transmitted to a shareholder by no later than seven days after the receipt of a redemption request in good order. Delivery of proceeds from shares purchased by check, ACH, or pre-authorized automatic investment may be delayed until the funds have cleared, which may take up to ten days.

III.	All references to a “STAMP 2000 Medallion signature guarantee” are deleted and replaced with references to a “Medallion signature guarantee.”

IV.	The third paragraph under “General Policies” is deleted and replaced with the following:

An Automated Clearing House (“ACH”) privilege allows electronic transfer from a checking or savings account into a direct account with the Funds. The ACH privilege may be used for subsequent purchases and redemptions. Purchases of Fund shares by ACH are subject to a limit of $2,000 per Fund per day. The Funds reserve the right to waive such limit in their sole discretion.

ACH privileges must be requested on the account application, or may be established on an existing account by submitting a request in writing to the Funds.  Validated signatures from all shareholders of record for the account are required on the written request.   See details below regarding signature validations. Such privileges apply unless and until the Funds receive written instructions from all shareholders of record canceling such privileges. Changes of bank account information must also be made in writing with validated signatures.  The Funds reserve the right to amend, suspend or discontinue the ACH privilege at any time without prior notice. The ACH privilege does not apply to shares held in broker “street name” accounts or in other omnibus accounts.

When a signature validation is called for, a Medallion signature guarantee or Signature Validation Program (“SVP”) stamp may be required. A Medallion signature guarantee is intended to provide signature validation for transactions considered financial in nature, and an SVP stamp is intended to provide signature validation for transactions non-financial in nature. A Medallion signature guarantee or SVP stamp may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program or SVP recognized by the Securities Transfer Association. The Funds may reject a Medallion signature guarantee or SVP stamp. Shareholders should call 800-658-5811 for additional details regarding the Funds’ signature guarantee requirements.

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